                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported):  April 26, 2001



                            VIROPHARMA INCORPORATED
                            -----------------------
                (Exact name of issuer as specified in charter)



     DELAWARE                      0-021699                       23-2789550
  (State or Other                (Commission                   (I.R.S. Employer
    Jurisdiction                     file                       Identification
of Incorporation or                 number)                         Number)
   Organization)



                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on April 26, 2001, ViroPharma Incorporated reported financial results for the first quarter ended March 31, 2001.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

           99            ViroPharma Incorporated Press Release dated
                         April 26, 2001
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                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            VIROPHARMA INCORPORATED


Date: April 26, 2001        By: /s/ Michel de Rosen
                                -------------------
                                    Michel de Rosen
                                    President and Chief Executive Officer

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                               Index to Exhibits

Exhibit No.    Description
-----------    -----------

    99         ViroPharma Incorporated Press Release dated April 26, 2001